UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

April 24, 2006

Date of report (Date of earliest event reported)

FIELDSTONE INVESTMENT CORPORATION

(Exact Name of Registrant as Specified in Its Charter)

Maryland	000-50938	74-2874689
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

11000 Broken Land Parkway

Columbia, Maryland 21044

(Address of Principal Executive Offices)

(410) 772-7200

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 – Registrant’s Business and Operations

Item 1.01 Entry into a Material Definitive Agreement

Merrill Lynch Bank USA Amendment No. 6

On April 24, 2006, Fieldstone Investment Corporation (“FIC”) and Fieldstone Mortgage Company, a direct wholly owned subsidiary of FIC (“FMC” and collectively with FIC, the “Sellers”), entered into Amendment No. 6 (the “Sixth Amendment”) with Merrill Lynch Bank USA (“Merrill”) to that certain Master Repurchase Agreement dated as of November 12, 2004, as amended (the “Merrill Master Repurchase Agreement”). The Sixth Amendment amends the agreement to allow, among other things, the Sellers to transfer to Merrill under the Merrill Master Repurchase Agreement mortgage loans that constitute certain performing, non-performing, re-performing and sub-performing loans and loans in foreclosure, as defined in the agreement, that are repurchased by the Seller as part of a clean-up call transaction in connection with a securitization and sets forth the applicable pricing and aggregate asset value limitations on these types of mortgage loans.

The foregoing description of the Sixth Amendment is qualified in its entirety by the Sixth Amendment, a copy of which is attached as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Credit Suisse First Boston Mortgage Capital LLC Amendment No. 3

On April 27, 2006, the Sellers entered into Amendment No. 3 (the “Third Amendment”) to the Second Amended and Restated Master Repurchase Agreement, dated as of March 31, 2005, as amended, with Credit Suisse First Boston Mortgage Capital LLC (“Credit Suisse”), which was due to expire on April 30, 2006 (“Credit Suisse Master Repurchase Agreement”).  The Third Amendment extended the termination date of the repurchase agreement until April 23, 2007 and expanded the amount available for second lien loans and increased the amount of time these loans may be financed.

The foregoing description of the Third Amendment is qualified in its entirety by the Third Amendment, a copy of which is attached as Exhibit 10.2 to this Current Report on Form 8-K and is incorporated herein by reference.

Section 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

(d)   Exhibits

Exhibit No.	Description

10.1

Amendment No.6 dated April 24, 2006 by and among Fieldstone Investment Corporation, Fieldstone Mortgage Company and Merrill Lynch Bank USA to that certain Master Repurchase Agreement dated as of November 12, 2004, as amended by Amendment No. 1 to Master Repurchase Agreement dated as of May 10, 2005, Amendment No. 2 to Master Repurchase Agreement dated as of June 1, 2005, Amendment No. 3 to Master Repurchase Agreement dated as of July 11, 2005, Amendment No. 4 to Master Repurchase Agreement dated as of November 9, 2005 and Amendment No. 5 to Master Repurchase Agreement dated as of December 6, 2005.

10.2

Amendment No. 3 dated April 27, 2006 by and among Credit Suisse First Boston Mortgage Capital LLC, Fieldstone Investment Corporation and Fieldstone Mortgage Company to the Second Amended and Restated Master Repurchase Agreement, dated as of March 31, 2005, as amended, by that certain Amendment No. 1 to Second Master Repurchase Agreement, dated as of October 19, 2005 and Amendment No. 2 to Second Master Repurchase Agreement, dated as of February 22, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIELDSTONE INVESTMENT CORPORATION

Date: April 28, 2006	By:	/s/ Michael J. Sonnenfeld
President and Chief Executive Officer

INDEX TO EXHIBITS

Exhibit No.	Description

10.1

Amendment No.6 dated April 24, 2006 by and among Fieldstone Investment Corporation, Fieldstone Mortgage Company and Merrill Lynch Bank USA to that certain Master Repurchase Agreement dated as of November 12, 2004, as amended by Amendment No. 1 to Master Repurchase Agreement dated as of May 10, 2005, Amendment No. 2 to Master Repurchase Agreement dated as of June 1, 2005, Amendment No. 3 to Master Repurchase Agreement dated as of July 11, 2005, Amendment No. 4 to Master Repurchase Agreement dated as of November 9, 2005 and Amendment No. 5 to Master Repurchase Agreement dated as of December 6, 2005.

10.2

Amendment No. 3 dated April 27, 2006 by and among Credit Suisse First Boston Mortgage Capital LLC, Fieldstone Investment Corporation and Fieldstone Mortgage Company to the Second Amended and Restated Master Repurchase Agreement, dated as of March 31, 2005, as amended, by that certain Amendment No. 1 to Second Master Repurchase Agreement, dated as of October 19, 2005 and Amendment No. 2 to Second Master Repurchase Agreement, dated as of February 22, 2006.